UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2006

ARGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Church Street, Suite 401, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

The information described below under Items 2.01, 2.03 and 3.02 is hereby incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 8, 2006, Argan, Inc. (the “Company”) acquired all of the outstanding membership interests of GPS LLC (as defined below) and all of the issued and outstanding shares of capital stock of GPS-Connecticut (as defined below) and GPS-California (as defined below), for an aggregate purchase price of $25,000,000, consisting of $11,250,000 in cash and 3,666,667 shares (valued at $3.75 per share) of common stock of the Company, as described in further detail below.

On December 8, 2006, the Company acquired all of the outstanding membership interests (the “Membership Acquisition”) of Gemma Power Systems, LLC, a Connecticut limited liability company (“GPS LLC”), from William F. Griffin, Jr. and Joel M. Canino (collectively, the “Sellers”), pursuant to the terms and conditions of a certain Membership Interest Purchase Agreement, dated as of December 8, 2006 (“Membership Purchase Agreement”) by and among, the Company, GPS LLC, Gemma Power, Inc., a Connecticut corporation (“GPS-Connecticut”), Gemma Power Systems California, a California corporation (“GPS-California”) and the Sellers, a copy of which is attached as Exhibit 10.1 to this Form 8-K. In consideration for the acquisition of the Sellers’ membership interests in GPS LLC, the Company paid or will pay (as set forth herein) the Sellers an amount equal to $20,125,000 (the “Consideration”), comprised of $11,250,000 in cash (the “Cash Consideration”) and $8,875,000 in common stock of the Company (or 2,366,667 shares; valued at $3.75 per share) (the “Stock Consideration”). The Consideration is subject to adjustment as set forth in Section 2.2(c) of the Membership Agreement.

The Cash Consideration was paid or is payable by the Company to the Sellers as follows:

(i)  $8,350,000 of the Cash Consideration was paid on the closing of the Membership Acquisition;

(ii) $810,000 of the Cash Consideration is payable on or before January 10, 2007;

(iii) $90,000 of the Cash Consideration is payable on or before April 10, 2007; and

(iv) $2,000,000 of the Cash Consideration is payable, if and only if, the “Adjusted EBITDA of the Companies”, as reflected on the “December 31, 2007 Financial Statements” (such terms in quotes are as defined in the Membership Purchase Agreement), is greater than $12,000,000, any such amount to be paid at the earlier of: (i) March 31, 2008, or (ii) the Company’s receipt of the “Escrow Funds” following satisfaction of the “Escrow Release Conditions” (such terms in quotes are as defined in the Second Restated Financing Agreement (as defined in Item 2.03 below)).

At the Sellers’ direction, a total of 100,000 shares of the Stock Consideration were issued to Michael Price, in payment of the commission due him in connection with the Membership Acquisition.

In addition, a portion of the Stock Consideration having an aggregate value of $2,500,000 (or 666,667 shares of common stock of the Company), was deposited in escrow pursuant to a certain Escrow Agreement dated as of December 8, 2006 by and among the Company, the Sellers, Michael Price (16,667 shares of the 100,000 shares that were issued to Mr. Price at the direction of the Sellers were included in escrow) and Curtin Law Roberson Dunigan & Salans, P.C., a copy of which is attached as Exhibit 4.6 to this Form 8-K, to secure the Sellers’ indemnification obligations under Section 10 of the Membership Purchase Agreement.

In connection with the Membership Acquisition, (i) on December 8, 2006, each of the Sellers entered into an employment agreement with GPS LLC to continue their employment with GPS LLC, a copy of each such employment agreement is attached as Exhibits 10.3 and 10.4 to this Form 8-K, (ii) the Company assumed responsibility for payment of premiums of the term life insurance policies of the Sellers, up to a face value of $5,000,000 each, and (iii) the Company agreed to grant up to 40,000 qualified or unqualified stock options to certain employees, which stock options shall be granted no later than at the first regularly scheduled meeting of the board of directors of the Company following December 8, 2006, with a strike price equal to the price of the Company’s common stock at the time of grant, but in no event, lower than $4.50 per share.

Simultaneous with the Membership Acquisition, the Company acquired all of the issued and outstanding shares of capital stock of GPS-Connecticut and GPS-California (the “Stock Acquisition”, the Stock Acquisition and the Membership Acquisition are hereinafter collectively referred to as the “Acquisitions”) pursuant to the terms and conditions of a certain Stock Purchase Agreement dated as of December 8, 2006 by and among the Company, GPS-Connecticut, GPS-California and the Sellers, a copy of which is attached as Exhibit 10.2 to this Form 8-K. In consideration for the acquisition of the outstanding capital stock of GPS-Connecticut and GPS-California, the Company issued to the Sellers and other stockholders of GPS-Connecticut (the “Other Stockholders”) shares of common stock of the Company having an aggregate value of $4,875,000 (or 1,300,000 shares; valued at $3.75 per share) (“Stock Payment”; Stock Consideration and Stock Payment are collectively referred to herein as the “Acquisition Shares”), allocated as follows: (i) $2,047,500 (or 546,000 shares) for all of the outstanding capital stock of GPS-Connecticut, and (ii) $2,827,500 (or 754,000 shares) for all of the outstanding capital stock of GPS-California.

In connection with the Acquisitions, the Company agreed,

(i) to file a registration statement to register for resale the Acquisition Shares pursuant to a certain Registration Rights Agreement dated as of December 8, 2006 by and among the Company and the Sellers, a copy of which is attached as Exhibit 4.5 to this Form 8-K,

(ii) that in the event that one or more holders (the “Tag Along Holders”) of common stock of the Company (including any successor thereof) transfers (or agrees to transfer) more than 50% of the outstanding common stock of the Company, then the Company shall use commercially reasonable efforts to include the Sellers and the Other Stockholders (including any assignees or successors thereof), to the extent that they then hold shares of common stock of the Company, in said sale upon the same terms and subject to the same conditions as apply to the Tag Along Holders, and

(iii) that, in the event the Company proposes any underwritten secondary offering of its common stock, the Company will give prior written notice thereof to each Seller and the Other Stockholders offering them the opportunity to include in any such offering such number of shares as they may request in writing not later than ten (10) days before such filing, and shall use reasonable efforts to cause the managing underwriter to include such shares in such secondary offering.

All of the Acquisition Term Loan (as defined below in Item 2.03) was used in connection with the Acquisitions. See Item 2.03 below for a description of the Acquisition Term Loan. The Company also used $8,350,000 of the proceeds received in connection with the Private Offering (as defined in Item 3.02 below) to consummate the Acquisitions. The information described below under Items 2.03 and 3.02 with respect to the Company’s relationship with the source of funds used in the Acquisitions is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Background

By way of background, the Company and Southern Maryland Cable, Inc., a wholly-owned subsidiary of the Company, entered into a Financing and Security Agreement dated as of August 19, 2003, as amended, with Bank of America, N.A. (the “Lender”), whereby the Lender extended to the Company and SMC a certain revolving line of credit and a term loan. On May 5, 2006, the Company, SMC, Vitarich Laboratories, Inc., a wholly owned subsidiary of the Company (“Vitarich”), and the Lender entered into an Amended and Restated Financing and Security Agreement, as amended (“Original Restated Financing Agreement”) to, among other things, extend the maturity date of the revolving line of credit and make a new term loan.

Current Transaction

In connection with the Acquisitions described in Item 2.01 above, on December 11, 2006, the Company, SMC, Vitarich, GPS-LLC, GPS-Connecticut, GPS-California and Gemma Power Hartford, LLC (collectively, the “Borrowers”) and the Lender entered into a Second Amended and Restated Financing and Security Agreement (“Second Restated Financing Agreement”), a copy of which is attached as Exhibit 10.5 to this Form 8-K, to, among other things, make available a new term loan and a new standby letter of credit facility to the Borrowers.

In accordance with the Second Restated Financing Agreement, the Lender has provided to the Borrowers a revolving line of credit in the amount of $4,250,000 bearing interest at the LIBOR rate plus 3.25% per annum (“Revolving Loan”).

The obligation of the Company to pay the Revolving Loan is evidenced by a Fourth Amended and Restated Revolving Credit Note dated as of December 11, 2006 by and among the Borrowers and the Lender (“Note”), a copy of which is attached as Exhibit 10.6 to this Form 8-K. Pursuant to the Note, interest only on the principal sum of the Revolving Loan is due and payable monthly on the last day of each month, commencing on December 30, 2006, with the full amount, including interest thereon, being due and payable on May 31, 2008. Upon the occurrence of an Event of Default (as defined in the Note), the Note may become immediately due and payable at the option of the Lender. The unpaid principal sum upon an Event of Default shall bear interest thereafter at the LIBOR rate plus 4.0% until such Event of Default is cured. In the event that the Borrowers fail to make any payment under the terms of the Note, within five (5) days after the date such payment is due, the Borrowers shall pay to the Lender, on demand, a late charge equal to five percent (5%) of such payment. The Note amends and restates that certain Third Amended and Restated Revolving Credit Note dated May 5, 2005 (the “Prior Note”) in favor of the Lender issued pursuant to the Original Restated Financing Agreement. The indebtedness evidenced by the Prior Note has not been extinguished or discharged by the Note.

In addition, if the outstanding principle balance of the Revolving Loan outstanding from time to time exceeds $4,250,000, the excess shall bear interest at the LIBOR rate plus 4.0%, and shall be payable, with accrued interest, on demand. The Borrowers have the option to prepay the Revolving Loan in whole or in part without premium or penalty. The Borrowers shall also pay to the Lender a revolving credit facility fee in an amount equal to 0.375% per annum of the average daily unused and undisbursed portion of the Revolving Loan amount in effect accruing during each month.

Pursuant to the Original Restated Financing Agreement, the Lender has made a term loan to the Borrowers in the principal amount of $1,500,000, which as of December 11, 2006, had a principal outstanding balance of $1,374,996.99. The obligation of the Borrowers to pay the balance of $1,374,996.99 of such term loan (the “2006 Term Loan”), with interest at the LIBOR Rate plus 325 basis points per annum, is evidenced by an Amended and Restated 2006 Term Note dated December 11, 2006 (“2006 Term Note”), a copy of which is attached as Exhibit 10.7 to this Form 8-K. The 2006 Term Note shall remain in full force and effect without setoff, and the Borrowers shall continue to pay the 2006 Term Note in accordance with the terms of the Second Restated Financing Agreement and the 2006 Term Note. Pursuant to the 2006 Term Note, the unpaid principal sum, together with interest, is due and payable in 32 monthly installments of $41,667.67, plus accrued and unpaid interest, on the last day of each month, commencing on December 31, 2006, with the full amount, including interest thereon, being due and payable on August 31, 2009. Upon an Event of Default (as defined in the 2006 Term Note), the unpaid principal sum shall bear interest thereafter at the LIBOR rate plus 4.0% until such Event of Default is cured. In the event that the Borrowers fail to make any payment under the terms of the 2006 Term Note within five (5) days after the date such payment is due, the Borrowers shall pay to the Lender, on demand, a late charge equal to five percent (5%) of such payment. The Borrowers may, at their option, prepay the 2006 Term Loan, in whole or in part, upon five (5) business days’ prior written notice without premium or penalty. The 2006 Term Note amends and restates that certain 2006 Term Note dated May 5, 2005 (the “Prior 2006 Term Note”) in favor of the Lender issued pursuant to the Original Restated Financing Agreement. The indebtedness evidenced by the Prior 2006 Term Note has not been extinguished or discharged by the 2006 Term Note.

Under the Second Restated Financing Agreement, the Lender has agreed, subject to the satisfaction of certain conditions as provided therein, to make an additional term loan to the Borrowers if requested in writing by the Borrowers in the principal amount of $8,000,000, with interest at the LIBOR Rate plus 325 basis points per annum (the “Acquisition Term Loan”). The obligation of the Borrowers to pay the Acquisition Term Loan with interest shall be evidenced by a certain Acquisition Term Note dated December 11, 2006, a copy of which is attached as Exhibit 10.8 to this Form 8-K. Pursuant to the Acquisition Term Loan, the unpaid principal sum, together with interest, is due and payable in 47 monthly installments of $166,666.67, plus accrued and unpaid interest, on the last day of each month, commencing on January 31, 2007 and one monthly payment at maturity of $166,666.51 plus accrued and unpaid interest, with the full amount, including interest thereon, being due and payable on January 31, 2011. Upon an Event of Default (as defined in the Acquisition Term Loan), the unpaid principal sum shall bear interest thereafter at the LIBOR rate plus 4.0% until such Event of Default is cured. In the event that the Borrowers fail to make any payment under the terms of the Acquisition Term Loan within five (5) days after the date such payment is due, the Borrowers shall pay to the Lender, on demand, a late charge equal to five percent (5%) of such payment. The Borrowers may, at their option, prepay the Acquisition Term Loan, in whole or in part, upon five (5) business days’ prior written notice without premium or penalty. The Borrowers have deposited in escrow with the Lender an amount equal to $2,000,000 of the Acquisition Term Loan (the “Escrow Funds”), which shall be released upon the satisfaction of the Escrow Release Conditions (as such term is defined in the Second Restated Financing Agreement).

The Borrowers are required to make mandatory payments on the Acquisition Term Loan as follows: (i) the Acquisition Term Loan shall be reduced by 100% of all net cash proceeds from (a) sales and other dispositions of property and assets of any Borrower and its subsidiaries, subject to exception as provided in the Second Restated Financing Agreement, (b) the issuance or incurrence after December 11, 2006 of additional Indebtedness of the Borrowers or any of its subsidiaries, except as otherwise provided in the Second Restated Financing Agreement, and (c) the issuance after December 11, 2006 of additional equity interests in the Borrowers or any of its subsidiaries except as otherwise provided in the Second Restated Financing Agreement; (ii) if for any fiscal year, commencing on January 31, 2008, the “Total Funded Debt” to “EBITDA” ratio as of the last day of such fiscal year is greater than or equal to 1.00, the Borrowers shall, on the relevant “Excess Cash Flow Application Date”, apply 50% of such “Excess Cash Flow” toward the prepayment of the Acquisition Term Loan (those terms in quotes are as defined in the Second Restated Financing Agreement); and (iii) if for any reason the Borrowers have not satisfied either of the Escrow Release Conditions (as such term is defined in the Second Restated Financing Agreement) by February 1, 2008, the Lender shall, without notice, apply the full amount of the Escrow Funds toward the prepayment of the Acquisition Term Loan.

In addition, subject to the provisions of the Second Restated Financing Agreement, the Borrowers, upon prior approval of the Lender, may obtain standby letters of credit from the Lender for the benefit of Travelers Casualty and Surety Company of America or other similar insurance company (the “Letter of Credit”), provided that the obligations under the Letter of Credit does not exceed $10,000,000. The Borrowers shall pay to the Lender a letter of credit fee equal to 1% per annum of the face amount of the Letter of Credit. In connection with the foregoing, the Company pledged an amount equal to $10,000,000 to the Lender, pursuant to a certain Pledge and Assignment Agreement dated December 11, 2006, a copy of which is attached as Exhibit 10.15 to this Form 8-K, to secure a certain standby letter of credit issued by the Lender on behalf of the Borrowers for the benefit of Travelers Casualty and Surety Company of America.

It was agreed that that (a) the Revolving Loan shall be used for the payment of expenses incurred in the ordinary course of any Borrower’s business, (b) the Acquisition Term Loan shall be used to finance a portion of the Acquisitions described in Item 2.01 above, and (c) the Letter of Credit shall be used to support issuance of bonding to Travelers Casualty and Surety Company of America.

The Obligations (as such term is defined in the Second Restated Financing Agreement) of the Borrowers are secured by all of the Borrowers’ assets of any kind and nature, whether now owned or hereafter acquired (subject only to Permitted Liens as defined therein, if any). The Lender has a first priority, perfected lien on all such assets. The Company entered into certain Pledge, Assignment and Security Agreements, each dated December 11, 2006, for each of its wholly owned subsidiaries, SMC, Vitarich, GPS LLC, GPS-Connecticut and GPS-California, pursuant to which the Company pledged to the Lender all of the Company’s right, title and interest in and to such subsidiaries to secure the Obligations of such subsidiaries. In addition, GPS LLC entered into a certain Pledge, Assignment and Security Agreement dated December 11, 2006, for its wholly owned subsidiary, Gemma Power Hartford, LLC (“Gemma-Hartford”), pursuant to which the GPS LLC pledged to the Lender all of GPS LLC ‘s right, title and interest in and to Gemma-Hartford to secure the Obligations of Gemma-Hartford. A copy of each of the foregoing Pledge, Assignment and Security Agreements are attached to this Form 8-K as Exhibit 10.9 through Exhibit 10.14.

The Second Restated Financing Agreement also contains certain: (A) affirmative covenants, including without limitation, so long as any of the Obligations (as such term is defined in the Second Restated Financing Agreement) of the Borrowers are outstanding, the Borrowers shall, among other things, deliver annual and quarterly financial statements to the Lender, comply with applicable law and maintain its books and records; and (B) negative covenants including without limitation, so long as any of the Obligations of the Borrowers are outstanding, the Borrowers shall not, among other things: (i) alter or amend its capital structure; (ii) authorize any additional class of equity; (iii) issue any stock or the right to purchase any if its capital stock; (iv) purchase or redeem any of its capital stock or outstanding warrants, or declare or pay any dividends thereon (other than stock dividends); (v) incur certain indebtedness; or (vi) enter into any merger or consolidation, or windup or dissolve itself, or acquire all or substantially all of the asset of any person, or sell, lease or otherwise dispose if its assets.

Item 3.02 Unregistered Sales of Equity Securities.

Gemma Acquisitions

The information described above under Item 2.01 is hereby incorporated herein by reference. As set forth in Item 2.01 above, on December 8, 2006, the Company issued an aggregate of 3,666,667 shares of common stock of the Company in exchange for the issued and outstanding capital stock of GPS LLC, GPS-Connecticut and GPS-California, pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Private Offering

On December 8, 2006, the Company issued an aggregate of 2,853,335 shares constituting the Buyers Shares and AI Shares (each as defined below) (collectively, the “Shares”) of the Company’s common stock, $.15 par value, at a purchase price of $3.75 per share, yielding an aggregate purchase price of $10,700,006 (the “Share Consideration”), pursuant to the exemption provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, as described in greater detail below.

On December 8, 2006, the Company and the Buyers (defined below) entered into a certain Stock Purchase Agreement, dated as of December 8, 2006 (the “Buyers Purchase Agreement”), a copy of which is attached as Exhibit 4.1 to this Form 8-K, pursuant to which, subject to the fulfillment of the Release Condition (defined below), the Company offered for sale, and the purchasers identified on Schedule A attached to the Buyers Purchase Agreement (the “Buyers”) purchased (the “Buyers Transaction”), an aggregate of 1,853,335 shares (“Buyers Shares”) of the Company’s common stock, $.15 par value. The Buyers Shares were sold at a purchase price of $3.75 per share, yielding an aggregate purchase price of $6,950,006. Pursuant to the Buyers Purchase Agreement, the Company has agreed to file a registration statement under the Securities Act relating to the resale of the Buyer Shares as soon as practicable following the closing of the Buyers Transaction.

Also, on December 8, 2006, the Company and Argan Investments LLC (“AI”) entered into a separate Stock Purchase Agreement, dated as of December 8, 2006 (the “AI Purchase Agreement”), a copy of which is attached as Exhibit 4.2 to this Form 8-K, pursuant to which, subject to the fulfillment of the Release Condition (defined below), the Company offered for sale, and AI purchased (the “AI Transaction”; the AI Transaction and the Buyers Transaction are collectively referred to as the “Private Offering”), an aggregate of 1,000,000 shares (the “AI Shares”) of the Company’s common stock, $.15 par value. The AI Shares were sold at a purchase price of $3.75 per share, yielding an aggregate purchase price of $3,750,000. In connection with the AI Transaction, the Company and AI entered into a Registration Rights Agreement dated as of December 8, 2006, a copy of which is attached as Exhibit 4.3 to this Form 8-K, pursuant to which the Company agreed to file a registration statement under the Securities Act relating to the resale of the AI Shares as soon as practicable following the closing of the AI Transaction, but in no event later than 120 days following the closing of the AI Transaction.

In connection with the Private Offering, the Company and the Buyers entered into a certain Escrow Agreement dated as of December 8, 2006, a copy of which is attached as Exhibit 4.4 to this Form 8-K, pursuant to which it was agreed that the Shares and the Share Consideration were to be deposited in escrow and released (the “Release Condition”) only upon the consummation of the Acquisitions (as described in Item 2.01 above). Simultaneous with the closing of the Private Offering, on December 8, 2006, the Company consummated the Acquisitions. The Company used $8,350,000 of the proceeds received in connection with the Private Offering to consummate the Acquisitions. The remaining proceeds of the Private Offering will be used by the Company for general corporate purposes. Since the Acquisitions were consummated simultaneously with the Private Offering, the Shares and Share Consideration were never deposited in escrow and were released directly to the Buyers and the Company, respectively.

MSRI SBIC, LP (“MSRI”) and MSR Fund II, L.P. (“MSR Fund”) acquired 92,793 and 440,540 Buyer Shares, respectively. MSRI and MSR Fund are affiliates of Daniel Levinson, a director of the Company.

Allen & Company LLC (“Allen LLC”) and Allen SBH Investments, LLC (“Allen SBH”) acquired 80,000 and 266,667 Buyer Shares, respectively. Allen LLC and Allen SBH are affiliates of James Quinn, a director of the Company. In addition, James Quinn acquired 26,667 Buyer Shares for his own account.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required to be filed pursuant to this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to this Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

4.1	Stock Purchase Agreement dated as of December 8, 2006 by and among Argan, Inc. and the purchasers identified on Schedule A attached thereto.

4.2	Stock Purchase Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.

4.3	Registration Rights Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.

4.4	Escrow Agreement dated as of December 8, 2006 by and among Argan, Inc., the purchasers identified on Schedule A attached thereto and Robinson & Cole LLP.

4.5	Registration Rights Agreement dated as of December 8, 2006 by and among Argan, Inc., William F. Griffin, Jr. and Joel M. Canino.

4.6	Escrow Agreement, dated as of December 8, 2006 by and among the Argan, Inc., William F. Griffin, Jr., Joel M. Canino, Michael Price and Curtin Law Roberson Dunigan & Salans, P.C

10.1
Membership Interest Purchase Agreement, dated as of December 6, 2006, by and among, Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.

10.2
Stock Purchase Agreement, dated as of December 8, 2006, by and among Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.

10.3	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and Joel M. Canino.

10.4	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and William M. Griffin, Jr.

10.5
Second Amended and Restated Financing and Security Agreement dated December 11, 2006 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, Gemma Power Hartford, LLC and Bank of America, N.A.

10.6
Fourth Amended and Restated Revolving Credit Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.

10.7
Amended and Restated 2006 Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.

10.8
Acquisition Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.

10.9	Pledge, Assignment and Security Agreement dated as of December 8, 006 by Argan, Inc. (on behalf of Southern Maryland Cable, Inc.) in favor of Bank of America, N.A.

10.10	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Vitarich Laboratories, Inc.) in favor of Bank of America, N.A.

10.11	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems, LLC) in favor of Bank of America, N.A.

10.12	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power, Inc.) in favor of Bank of America, N.A.

10.13	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems California) in favor of Bank of America, N.A.

10.14	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Gemma Power Systems, LLC (on behalf of Gemma Power Hartford, LLC) in favor of Bank of America, N.A.

10.15	Pledge and Assignment Agreement dated as of December 8, 2006 by Argan, Inc. in favor of Bank of America, N.A. for the benefit of Travelers Casualty and Surety Company of America

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: December 14, 2006	By:	/s/ Rainer Bosselmann
Rainer Bosselmann Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Stock Purchase Agreement dated as of December 8, 2006 by and among Argan, Inc. and the purchasers identified on Schedule A attached thereto.

4.2	Stock Purchase Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.

4.3	Registration Rights Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.

4.4	Escrow Agreement dated as of December 8, 2006 by and among Argan, Inc., the purchasers identified on Schedule A attached thereto and Robinson & Cole LLP.

4.5	Registration Rights Agreement dated as of December 8, 2006 by and among Argan, Inc., William F. Griffin, Jr. and Joel M. Canino.

4.6	Escrow Agreement, dated as of December 8, 2006 by and among the Argan, Inc., William F. Griffin, Jr., Joel M. Canino, Michael Price and Curtin Law Roberson Dunigan & Salans, P.C

10.1
Membership Interest Purchase Agreement, dated as of December 6, 2006, by and among, Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.

10.2
Stock Purchase Agreement, dated as of December 8, 2006, by and among Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.

10.3	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and Joel M. Canino.

10.4	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and William M. Griffin, Jr.

10.5
Second Amended and Restated Financing and Security Agreement dated December 11, 2006 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, Gemma Power Hartford, LLC and Bank of America, N.A.

10.6
Fourth Amended and Restated Revolving Credit Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.

10.7
Amended and Restated 2006 Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.

10.8
Acquisition Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.

10.9	Pledge, Assignment and Security Agreement dated as of December 8, 006 by Argan, Inc. (on behalf of Southern Maryland Cable, Inc.) in favor of Bank of America, N.A.

10.10	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Vitarich Laboratories, Inc.) in favor of Bank of America, N.A.

10.11	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems, LLC) in favor of Bank of America, N.A.

10.12	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power, Inc.) in favor of Bank of America, N.A.

10.13	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems California) in favor of Bank of America, N.A.

10.14	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Gemma Power Systems, LLC (on behalf of Gemma Power Hartford, LLC) in favor of Bank of America, N.A.

10.15	Pledge and Assignment Agreement dated as of December 8, 2006 by Argan, Inc. in favor of Bank of America, N.A. for the benefit of Travelers Casualty and Surety Company of America